UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-22795
                                                    -----------

           First Trust Intermediate Duration Preferred & Income Fund
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      --------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      --------------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: July 31, 2015
                                             ---------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule(s) of Investments is attached herewith.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)

                                                                           STATED         STATED
     SHARES                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
$25 PAR PREFERRED SECURITIES - 37.0%

                  BANKS - 15.4%
         100,000  Bank of America Corp., Series W (a)..................     6.63%          (b)         $    2,610,250
         231,955  Bank of America Corp., Series Y (a)..................     6.50%          (b)              6,002,995
         702,419  Citigroup Capital XIII (a) (c).......................     7.88%        10/30/40          17,890,612
         200,000  Citigroup, Inc., Series J (a) (c)....................     7.13%          (b)              5,590,000
         650,000  Citigroup, Inc., Series K (a) (c)....................     6.88%          (b)             17,823,000
         566,593  Fifth Third Bancorp, Series I (a) (c)................     6.63%          (b)             15,904,266
         400,250  First Niagara Financial Group., Inc.,
                     Series B (a) (c)..................................     8.63%          (b)             10,906,812
         288,318  FNB Corp. (a) (c)....................................     7.25%          (b)              8,271,843
         600,000  GMAC Capital Trust I, Series 2 (a) (c)...............     8.13%        02/15/40          15,738,000
          19,476  HSBC USA, Inc., Series F (d).........................     3.50%          (b)                435,094
         196,862  HSBC USA, Inc., Series H (a).........................     6.50%          (b)              5,031,793
         226,235  ING Groep N.V. (a)...................................     6.20%          (b)              5,816,502
         500,000  ING Groep N.V. (a)...................................     6.38%          (b)             12,800,000
         200,000  JPMorgan Chase & Co., Series AA (a)..................     6.10%          (b)              4,966,000
          25,000  JPMorgan Chase & Co., Series BB .....................     6.15%          (b)                625,000
         130,000  JPMorgan Chase & Co., Series T (a)...................     6.70%          (b)              3,438,500
         250,000  JPMorgan Chase & Co., Series W (a)...................     6.30%          (b)              6,402,500
         234,000  JPMorgan Chase & Co., Series Y (a)...................     6.13%          (b)              5,845,320
         198,230  MB Financial, Inc., Series A (a) (e) (f).............     8.00%          (b)              5,296,706
         220,000  PNC Financial Services Group, Inc.,
                     Series P (a) (c)..................................     6.13%          (b)              6,061,000
         200,000  Royal Bank of Scotland Group PLC, Series M (a).......     6.40%          (b)              5,050,000
         233,786  Royal Bank of Scotland Group PLC, Series N (a).......     6.35%          (b)              5,903,096
         200,000  Royal Bank of Scotland Group PLC, Series P (a).......     6.25%          (b)              5,050,000
         287,914  Royal Bank of Scotland Group PLC, Series R (a).......     6.13%          (b)              7,209,367
         424,591  Royal Bank of Scotland Group PLC, Series S (a).......     6.60%          (b)             10,720,923
         291,029  Santander Finance Preferred SAU., Series 6 (a) (d)...     4.00%          (b)              6,696,577
         109,365  Synovus Financial Corp., Series C (c)................     7.88%          (b)              3,058,808
         165,000  Texas Capital Bancshares, Inc., Series A (a).........     6.50%          (b)              4,139,850
         130,000  Valley National Bancorp, Series A (c)................     6.25%          (b)              3,344,900
         230,956  Wells Fargo & Co. (a) (c)............................     6.63%          (b)              6,420,577
         182,000  Wells Fargo & Co., Series J (a)......................     8.00%          (b)              5,187,000
         150,000  Wintrust Financial Corp., Series D (c)...............     6.50%          (b)              3,765,000
          67,992  Zions Bancorporation, Series G (a) (c)...............     6.30%          (b)              1,789,549
                                                                                                       --------------
                                                                                                          225,791,840
                                                                                                       --------------

                  CAPITAL MARKETS - 4.4%
         119,601  Apollo Investment Corp. (a)..........................     6.88%        07/15/43           3,078,530
          46,400  Ares Capital Corp. ..................................     7.75%        10/15/40           1,181,808
          50,000  Charles Schwab Corp., Series C ......................     6.00%          (b)              1,257,000


                     See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

                                                                           STATED         STATED
     SHARES                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                  CAPITAL MARKETS (CONTINUED)
         350,000  Deutsche Bank Contingent Capital Trust II (a)........     6.55%          (b)         $    9,387,000
          93,095  Deutsche Bank Contingent Capital Trust III (b).......     7.60%          (b)              2,574,077
         200,000  Deutsche Bank Contingent Capital Trust V.............     8.05%          (b)              5,730,000
         250,000  Goldman Sachs Group, Inc., Series K (a) (c)..........     6.38%          (b)              6,645,000
         244,000  Morgan Stanley, Series E (a) (c).....................     7.13%          (b)              6,827,120
         350,000  Morgan Stanley, Series F (a) (c).....................     6.88%          (b)              9,509,500
         220,000  Morgan Stanley, Series G (a).........................     6.63%          (b)              5,764,000
          65,292  Raymond James Financial, Inc. .......................     6.90%        03/15/42           1,757,008
         396,514  State Street Corp., Series D (a) (c).................     5.90%          (b)             10,297,468
                                                                                                       --------------
                                                                                                           64,008,511
                                                                                                       --------------

                  CONSUMER FINANCE - 0.6%
         200,000  Capital One Financial Corp., Series C (a)............     6.25%          (b)              5,174,000
         138,802  Capital One Financial Corp., Series D (a)............     6.70%          (b)              3,746,266
                                                                                                       --------------
                                                                                                            8,920,266
                                                                                                       --------------

                  DIVERSIFIED FINANCIAL SERVICES - 3.4%
          21,187  Allied Capital Corp. ................................     6.88%        04/15/47             537,514
         110,360  Countrywide Capital IV (a)...........................     6.75%        04/01/33           2,820,802
         371,750  Countrywide Capital V (a)............................     7.00%        11/01/36           9,501,930
          40,000  KKR Financial Holdings LLC ..........................     8.38%        11/15/41           1,098,000
         387,531  KKR Financial Holdings LLC, Series A (a).............     7.38%          (b)             10,242,444
         500,000  RBS Capital Funding Trust V, Series E (a)............     5.90%          (b)             12,320,000
          19,582  RBS Capital Funding Trust VI, Series F ..............     6.25%          (b)                493,271
         504,065  RBS Capital Funding Trust VII, Series G (a)..........     6.08%          (b)             12,571,381
                                                                                                       --------------
                                                                                                           49,585,342
                                                                                                       --------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
         250,400  Qwest Corp. (a)......................................     7.38%        06/01/51           6,520,416
         251,594  Qwest Corp. (a)......................................     7.50%        09/15/51           6,657,177
         350,000  Qwest Corp. (a)......................................     6.13%        06/01/53           8,802,500
         205,150  Qwest Corp. (a)......................................     6.88%        10/01/54           5,356,466
                                                                                                       --------------
                                                                                                           27,336,559
                                                                                                       --------------

                  FOOD PRODUCTS - 3.0%
         930,633  CHS, Inc., Series 2 (a) (c)..........................     7.10%          (b)             25,331,830
         582,059  CHS, Inc., Series 3 (a) (c)..........................     6.75%          (b)             15,267,408
         114,692  CHS, Inc., Series 4 (a)..............................     7.50%          (b)              3,121,916
                                                                                                       --------------
                                                                                                           43,721,154
                                                                                                       --------------

                  INSURANCE - 4.3%
         150,000  Allstate Corp., Series E (a).........................     6.63%          (b)              3,984,000
         333,141  Aspen Insurance Holdings Ltd. (a) (c)................     5.95%          (b)              8,528,409
         203,483  Aspen Insurance Holdings Ltd. (a)....................     7.25%          (b)              5,310,906


                     See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

                                                                           STATED         STATED
     SHARES                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                  INSURANCE (CONTINUED)
         190,236  Aspen Insurance Holdings Ltd. (c)....................     7.40%          (b)         $    5,005,109
          69,186  Aviva PLC ...........................................     8.25%        12/01/41           1,884,627
         158,483  Axis Capital Holdings Ltd., Series C (a).............     6.88%          (b)              4,223,572
         264,683  Endurance Specialty Holdings Ltd., Series B (a)......     7.50%          (b)              6,961,163
         603,315  Hartford Financial Services Group, Inc. (a) (c)......     7.88%        04/15/42          18,817,395
          90,729  Maiden Holdings North America Ltd. ..................     8.25%        06/15/41           2,417,928
         120,897  PartnerRe Ltd., Series E (a).........................     7.25%          (b)              3,337,966
         100,602  Reinsurance Group of America, Inc. (c)...............     6.20%        09/15/42           2,847,037
                                                                                                       --------------
                                                                                                           63,318,112
                                                                                                       --------------

                  MULTI-UTILITIES - 0.9%
         473,173  Integrys Energy Group, Inc. (a) (c)..................     6.00%        08/01/73          13,073,770
                                                                                                       --------------

                  REAL ESTATE INVESTMENT TRUSTS - 3.0%
         200,000  Digital Realty Trust, Inc., Series E (a).............     7.00%          (b)              5,180,000
         100,000  Digital Realty Trust, Inc., Series H ................     7.38%          (b)              2,713,000
         219,385  DuPont Fabros Technology, Inc., Series A (a).........     7.88%          (b)              5,578,741
         229,604  Equity Commonwealth, Series E (a)....................     7.25%          (b)              5,887,047
         150,541  Kilroy Realty Corp., Series G (a)....................     6.88%          (b)              3,888,474
         300,000  National Retail Properties, Inc., Series D (a).......     6.63%          (b)              7,851,000
          99,794  Taubman Centers, Inc., Series J (a)..................     6.50%          (b)              2,526,784
          71,356  Taubman Centers, Inc., Series K (a)..................     6.25%          (b)              1,812,892
         250,000  VEREIT, Inc., Series F (a)...........................     6.70%          (b)              6,137,500
          78,000  Vornado Realty Trust, Series J ......................     6.88%          (b)              2,010,840
                                                                                                       --------------
                                                                                                           43,586,278
                                                                                                       --------------

                  WIRELESS TELECOMMUNICATION SERVICES - 0.1%
          48,000  United States Cellular Corp .........................     7.25%        12/01/63           1,241,280
                                                                                                       --------------
                  TOTAL $25 PAR PREFERRED SECURITIES.................................................     540,583,112
                  (Cost $522,373,205)                                                                  --------------

$50 PAR PREFERRED SECURITIES - 0.1%

                  CONSUMER FINANCE - 0.1%
          38,465  SLM Corp., Series A .................................     6.97%          (b)              1,852,474
                                                                                                       --------------
                  TOTAL $50 PAR PREFERRED SECURITIES.................................................       1,852,474
                  (Cost $1,889,695)                                                                    --------------

$100 PAR PREFERRED SECURITIES - 3.5%

                  BANKS - 3.5%
          80,000  AgriBank FCB (c) (e).................................     6.88%          (b)              8,405,000
         179,000  CoBank ACB, Series F (a) (c).........................     6.25%          (b)             18,795,000
          82,220  CoBank ACB, Series G (a).............................     6.13%          (b)              7,482,020
          60,000  CoBank ACB, Series H (a) (c).........................     6.20%          (b)              6,048,000


                     See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

                                                                           STATED         STATED
     SHARES                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
$100 PAR PREFERRED SECURITIES (CONTINUED)

                  BANKS (CONTINUED)
         100,000  Farm Credit Bank of Texas (a) (c) (e) (g)............     6.75%          (b)         $   10,446,880
                                                                                                       --------------
                  TOTAL $100 PAR PREFERRED SECURITIES................................................      51,176,900
                  (Cost $51,241,096)                                                                   --------------

$1,000 PAR PREFERRED SECURITIES - 4.2%

                  BANKS - 0.9%
          12,000  AgStar Financial Services ACA (a) (c) (e) (g)........     6.75%          (b)             12,535,500
                                                                                                       --------------

                  DIVERSIFIED FINANCIAL SERVICES - 0.3%
           4,000  Pitney Bowes International Holdings, Inc.,
                     Series F (a) (e) (g)..............................     6.13%          (b)              4,227,500
                                                                                                       --------------


                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
          16,000  Centaur Funding Corp. (e) (g)........................     9.08%        04/21/20          19,885,000
                                                                                                       --------------

                  INSURANCE - 0.3%
           5,000  XLIT Ltd., Series D (d)..............................     3.41%          (b)              4,229,687
                                                                                                       --------------

                  REAL ESTATE INVESTMENT TRUSTS - 1.3%
          14,000  Sovereign Real Estate Investment Trust (e) (g).......    12.00%          (b)             18,532,500
                                                                                                       --------------
                  TOTAL $1,000 PAR PREFERRED SECURITIES..............................................      59,410,187
                  (Cost $59,195,625)                                                                   --------------

      PAR                                                                  STATED         STATED
     AMOUNT                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
CAPITAL PREFERRED SECURITIES - 94.6%

                  BANKS - 42.8%
$     31,000,000  Banco Bilbao Vizcaya Argentaria S.A. (a) (c).........     9.00%           (b)            33,712,500
      20,000,000  Banco do Brasil S.A. (c) (h).........................     9.00%           (b)            17,244,000
       3,430,000  Banco do Brasil S.A. (c).............................     9.25%           (b)             3,099,863
      22,500,000  Bank of America Corp., Series Z (a) (c)..............     6.50%           (b)            23,259,375
       9,940,000  Barclays Bank PLC (a) (h)............................    10.18%        06/12/21          13,160,809
       2,560,000  Barclays Bank PLC (a)................................    10.18%        06/12/21           3,389,504
      15,000,000  Barclays Bank PLC (a) (c)............................     7.75%        04/10/23          16,466,250
      10,000,000  Barclays PLC (a) (c).................................     6.63%           (b)             9,928,270
      10,000,000  Barclays PLC (a) (c).................................     8.25%           (b)            10,724,670
       3,510,000  BBVA Global Finance Ltd. (a).........................     7.00%        12/01/25           3,854,612
      10,000,000  BNP Paribas S.A. (a) (c) (h).........................     7.20%           (b)            11,812,500
       7,500,000  BPCE S.A. (a) (c) (h)................................    12.50%           (b)             9,937,500
       6,801,000  BPCE S.A. (a)........................................    13.00%           (b)             6,984,627
         800,000  Citigroup, Inc., Series E (c) (e)....................     8.40%           (b)               912,000
       8,500,000  Citigroup, Inc., Series O (a) (c)....................     5.88%           (b)             8,563,750
       8,000,000  Citigroup, Inc., Series P (a) (c)....................     5.95%           (b)             7,810,000
      20,000,000  Citizens Financial Group, Inc. (a) (c) (h)...........     5.50%           (b)            19,677,000
       4,000,000  Commerzbank AG (a)...................................     8.13%        09/19/23           4,681,240


                     See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

      PAR                                                                  STATED         STATED
     AMOUNT                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  BANKS (CONTINUED)
$      4,000,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                     BA (a) (c)........................................     8.38%           (b)        $    4,221,700
      15,000,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                     BA (a) (c)........................................     8.40%           (b)            16,350,000
      25,104,000  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                     BA (a) (c) (h)....................................    11.00%           (b)            31,607,191
       3,033,000  Countrywide Capital III, Series B ...................     8.05%        06/15/27           3,791,474
       5,000,000  Credit Agricole S.A. (a) (c) (h).....................     8.13%        09/19/33           5,595,310
       5,975,000  Credit Agricole S.A. (a) (c).........................     8.38%           (b)             6,871,250
      17,000,000  Credit Agricole S.A. (a) (c) (h).....................     8.38%           (b)            19,550,000
      25,000,000  Dresdner Funding Trust I (a) (h).....................     8.15%        06/30/31          31,437,500
      40,694,000  Fuerstenberg Capital International Sarl & Cie
                     SECS (a) (c)......................................    10.25%           (b)            42,655,247
       1,464,000  HSBC Capital Funding L.P. (c)........................    10.18%           (b)             2,203,320
       3,000,000  HSBC Holdings PLC (c)................................     6.38%           (b)             3,021,000
       4,000,000  ING Groep N.V. (a) (c)...............................     6.50%           (b)             3,945,000
      21,500,000  JPMorgan Chase & Co., Series S (a) (c)...............     6.75%           (b)            22,803,437
      26,000,000  KBC Bank N.V. (a) (c)................................     8.00%        01/25/23          28,634,502
      10,000,000  LBG Capital No.1 PLC (a) (c) (h).....................     8.00%           (b)            11,470,000
      10,500,000  LBG Capital No.1 PLC (a) (c).........................     8.50%           (b)            12,491,588
      13,000,000  Lloyds Bank PLC (a) (c)..............................    12.00%           (b)            18,752,500
      19,500,000  Lloyds Bank PLC (a) (c) (h)..........................    12.00%           (b)            28,128,750
       5,000,000  M&T Bank Corp., Series E (a) (c).....................     6.45%           (b)             5,362,500
      10,754,000  Natixis (a) (c) (h)..................................    10.00%           (b)            12,609,065
       5,575,000  Natixis S.A. (a) (c).................................    10.00%           (b)             6,536,688
      10,290,000  NIBC Bank N.V. (a)...................................     7.63%           (b)            10,336,305
      19,700,000  Royal Bank of Scotland Group PLC (a) (c).............     7.65%           (b)            24,920,500
      13,980,000  SMFG Preferred Capital USD 3 Ltd. (a) (c) (h)........     9.50%           (b)            16,771,498
      10,000,000  Societe Generale S.A. (a) (c) (h)....................     7.88%           (b)            10,180,000
       9,500,000  Societe Generale S.A. (a) (c)........................     8.25%           (b)            10,200,625
       9,500,000  Wells Fargo & Co., Series U (a) (c)..................     5.88%           (b)             9,737,500
       6,800,000  Zions Bancorporation (a) (c).........................     5.80%           (b)             6,485,500
      12,000,000  Zions Bancorporation, Series J (a) (c)...............     7.20%           (b)            12,780,000
                                                                                                       --------------
                                                                                                          624,668,420
                                                                                                       --------------

                  CAPITAL MARKETS - 1.6%
       4,150,000  Charles Schwab Corp. (a) (c).........................     7.00%           (b)             4,809,476
       2,500,000  Deutsche Bank Capital Trust IV (c) (e)...............     4.59%           (b)             2,425,000
      15,000,000  UBS Group AG (a).....................................     7.13%           (b)            15,721,500
                                                                                                       --------------
                                                                                                           22,955,976
                                                                                                       --------------

                  DIVERSIFIED FINANCIAL SERVICES - 5.1%
      15,000,000  General Electric Capital Corp., Series A (a) (c).....     7.13%           (b)            17,362,500
      15,000,000  General Electric Capital Corp., Series B (a) (c).....     6.25%           (b)            16,287,000
      31,040,000  Glen Meadow Pass Through Trust (a) (c) (h)...........     6.51%        02/12/67          28,867,200


                     See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

      PAR                                                                  STATED         STATED
     AMOUNT                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$     11,400,000  Macquarie PMI LLC (a)................................     8.38%           (b)        $   11,600,389
                                                                                                       --------------
                                                                                                           74,117,089
                                                                                                       --------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
      19,650,000  Koninklijke KPN N.V. (a) (c) (h).....................     7.00%        03/28/73          20,706,188
                                                                                                       --------------

                  ELECTRIC UTILITIES - 4.6%
      34,750,000  Enel SpA (a) (c) (h).................................     8.75%        09/24/73          40,866,000
       3,000,000  NextEra Energy Capital Holdings, Inc., Series D (c)..     7.30%        09/01/67           3,012,390
      21,500,000  PPL Capital Funding, Inc., Series A (a) (c)..........     6.70%        03/30/67          18,830,195
       4,179,000  Southern California Edison Co., Series E (a) (c).....     6.25%           (b)             4,612,571
                                                                                                       --------------
                                                                                                           67,321,156
                                                                                                       --------------

                  FOOD PRODUCTS - 1.0%
      13,211,000  Land O'Lakes Capital Trust I (a) (h).................     7.45%        03/15/28          14,201,825
                                                                                                       --------------

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 1.7%
       9,850,000  AES Gener S.A. (c) (h)...............................     8.38%        12/18/73          10,810,375
      12,150,000  AES Gener S.A. (c)...................................     8.38%        12/18/73          13,334,625
                                                                                                       --------------
                                                                                                           24,145,000
                                                                                                       --------------

                  INSURANCE - 33.5%
       2,500,000  Aegon N.V. (a) (d)...................................     2.62%           (b)             2,176,413
      25,320,000  American International Group, Inc. (a) (c)...........     8.18%        05/15/58          33,992,100
      39,660,000  Aquarius + Investments PLC for Swiss Reinsurance Co.,
                     Ltd. (a)..........................................     8.25%           (b)            43,386,176
      30,000,000  Assured Guaranty Municipal Holdings, Inc. (a) (c) (h)     6.40%        12/15/66          22,350,000
       2,000,000  Assured Guaranty US Holdings, Series A (c) (e).......     6.40%        12/15/66           1,440,000
      27,000,000  Aviva PLC (a)........................................     8.25%           (b)            29,778,570
       6,800,000  AXA S.A. (a).........................................     8.60%        12/15/30           9,163,000
      17,030,000  Catlin Insurance Co., Ltd. (a) (c) (h)...............     7.25%           (b)            15,880,475
      15,050,000  Cloverie PLC for Zurich Insurance Co., Ltd. (a) (c)..     8.25%           (b)            17,076,844
       7,000,000  CNP Assurances (a) (c)...............................     6.88%           (b)             7,625,485
      10,600,000  CNP Assurances (a) (c)...............................     7.50%           (b)            11,699,241
      12,500,000  Dai-ichi Life Insurance Co., Ltd. (The) (a) (c) (h)..     7.25%           (b)            14,585,937
      27,375,000  Friends Life Holdings PLC (a) (c)....................     7.88%           (b)            30,475,903
      11,782,000  Hartford Financial Services Group, Inc. (a) (c)......     8.13%        06/15/38          13,313,660
      17,165,000  La Mondiale SAM (a) (c)..............................     7.63%           (b)            18,874,016
      14,000,000  Liberty Mutual Group, Inc. (a) (c) (h)...............     7.00%        03/15/37          14,385,000
       5,492,000  Liberty Mutual Group, Inc. (a) (h)...................     7.80%        03/15/37           6,521,750
       2,000,000  Liberty Mutual Group, Inc. (a) (c)...................    10.75%        06/15/58           3,045,000
      15,000,000  MetLife Capital Trust X (a) (h)......................     9.25%        04/08/38          21,034,500


                     See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

      PAR                                                                  STATED         STATED
     AMOUNT                            DESCRIPTION                          RATE         MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  INSURANCE (CONTINUED)
$     17,180,000  MetLife, Inc. (a)....................................    10.75%        08/01/39      $   27,238,890
      25,000,000  Mitsui Sumitomo Insurance Co., Ltd. (a) (c) (h)......     7.00%        03/15/72          29,093,750
       3,000,000  Nationwide Financial Services Capital Trust (a) (e)..     7.90%        03/01/37           3,339,939
      19,700,000  Nationwide Financial Services, Inc. (a)..............     6.75%        05/15/37          20,763,800
      14,347,000  Prudential Financial, Inc. (a) (c)...................     8.88%        06/15/38          16,803,924
      33,520,000  QBE Capital Funding III Ltd. (a) (c) (h).............     7.25%        05/24/41          36,955,800
      25,000,000  Sirius International Group Ltd. (a) (c) (e) (g)......     7.51%           (b)            25,625,000
      10,000,000  StanCorp Financial Group, Inc. (c)...................     6.90%        06/01/67           9,275,000
       3,000,000  Sumitomo Life Insurance Co. (a) (c) (h)..............     6.50%        09/20/73           3,386,250
                                                                                                       --------------
                                                                                                          489,286,423
                                                                                                       --------------

                  MULTI-UTILITIES - 1.3%
      18,278,000  RWE AG (a) (c).......................................     7.00%        10/12/72          19,330,813
                                                                                                       --------------

                  OIL, GAS & CONSUMABLE FUELS - 1.6%
      13,000,000  Enbridge Energy Partners L.P. (a) (c)................     8.05%        10/01/37          13,344,500
      10,000,000  Enterprise Products Operating LLC, Series B (a) (c)..     7.03%        01/15/68          10,725,000
                                                                                                       --------------
                                                                                                           24,069,500
                                                                                                       --------------
                  TOTAL CAPITAL PREFERRED SECURITIES.................................................   1,380,802,390
                  (Cost $1,370,146,005)                                                                --------------

   PRINCIPAL                                                               STATED         STATED
     VALUE                             DESCRIPTION                         COUPON        MATURITY          VALUE
----------------  -----------------------------------------------------  -----------  ---------------  --------------
CORPORATE BONDS AND NOTES - 2.3%

                  FOOD PRODUCTS - 1.6%
      22,000,000  Land O' Lakes, Inc. (e) (g)..........................     8.00%          (b)             22,715,000
                                                                                                       --------------

                  INSURANCE - 0.7%
      10,000,000  Genworth Holdings, Inc. (a)..........................     7.63%        09/24/21          10,762,500
                                                                                                       --------------
                  TOTAL CORPORATE BONDS AND NOTES....................................................      33,477,500
                  (Cost $32,490,994)                                                                   --------------

                  TOTAL INVESTMENTS - 141.7%.........................................................   2,067,302,563
                  (Cost $2,037,336,620) (i)

                  OUTSTANDING LOAN - (45.6%).........................................................    (665,000,000)

                  NET OTHER ASSETS AND LIABILITIES - 3.9%............................................      57,571,771
                                                                                                       --------------
                  NET ASSETS - 100.0%................................................................  $1,459,874,334
                                                                                                       ==============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b)   Perpetual maturity.


                     See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at July 31, 2015. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2015.

(e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by the Stonebridge Advisors, LLC (the "Sub-Advisor").

(f) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At July 31, 2015, securities noted as such are valued at $5,296,706 or 0.36% of net assets.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Portfolio of Investments.)

(h) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2015, securities noted as such are valued at $518,826,173 or 35.54% of net assets.

(i) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $54,585,668 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $24,619,725.

INTEREST RATE SWAP AGREEMENTS:

                                    EXPIRATION
COUNTERPARTY         FLOATING RATE     DATE     NOTIONAL AMOUNT  FIXED RATE(1)      VALUE
-------------------  -------------  ----------  ---------------  -------------  -------------
Bank of Nova Scotia  1 month LIBOR   1/23/25     $ 165,000,000       1.78%       $ 4,479,946
                                                 -------------                   -----------

(1) The Fund pays the fixed rate and receives the floating rate. The floating rate on July 31, 2015 was 0.19%.


                     See Notes to Portfolio of Investments

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments.

                                                                                     LEVEL 2         LEVEL 3
                                                       TOTAL         LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                     VALUE AT        QUOTED         OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                          7/31/2015       PRICES           INPUTS          INPUTS
------------------------------------------------  --------------  --------------  --------------  --------------
$25 Par Preferred Securities:
       Banks....................................  $  225,791,840  $  220,495,134  $    5,296,706  $           --
       Other Industry categories*...............     314,791,272     314,791,272              --              --
$50 Par Preferred Securities*...................       1,852,474       1,852,474              --              --
$100 Par Preferred Securities* .................      51,176,900              --      51,176,900              --
$1,000 Par Preferred Securities*................      59,410,187              --      59,410,187              --
Capital Preferred Securities*...................   1,380,802,390              --   1,380,802,390              --
Corporate Bonds and Notes*......................      33,477,500              --      33,477,500              --
                                                  --------------  --------------  --------------  --------------
Total Investments...............................  $2,067,302,563  $  537,138,880  $1,530,163,683  $           --

Interest Rate Swaps**...........................  $    4,479,946  $           --  $    4,479,946  $           --
                                                  --------------  --------------  --------------  --------------
Total ..........................................  $2,071,782,509  $  537,138,880  $1,534,643,629  $           --
                                                  ==============  ==============  ==============  ==============

*  See Portfolio of Investments for industry breakout.
** See Interest Rate Swap Agreements for contract detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of July 31, 2015, the Fund transferred $25 Par preferred securities valued at $5,296,706 from Level 1 to Level 2. The preferred security that transferred from Level 1 to Level 2 did so as a result of a lack of trading on the primary exchange.


                     See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           JULY 31, 2015 (UNAUDITED)

                                1. ORGANIZATION

First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FPF" on the New York Stock Exchange ("NYSE").

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services - Investment Companies."

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund, is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per common share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.

      Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           JULY 31, 2015 (UNAUDITED)

be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"), for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           JULY 31, 2015 (UNAUDITED)

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2015, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC (the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                                         % OF
                                                ACQUISITION        PAR         CURRENT      CARRYING                      NET
SECURITY                                           DATE        VALUE/SHARES     PRICE         COST          VALUE        ASSETS
--------------------------------------------  ---------------  ------------  -----------  ------------  ------------  ------------
AgStar Financial Services ACA,  6.75%             5/29/13            12,000  $ 1,044.63   $ 12,105,000  $ 12,535,500      0.86%
Centaur Funding Corp., 9.08%, 04/21/20        5/29/13-5/31/13        16,000    1,242.81     20,528,750    19,885,000      1.36
Farm Credit Bank of Texas, 6.75%              7/16/13-7/17/13       100,000      104.47     10,020,000    10,446,880      0.72
Pitney Bowes International Holdings, Inc.,
   Series F, 6.13%                                6/27/13             4,000    1,056.88      3,935,000     4,227,500      0.29
Sovereign Real Estate Investment
   Trust, 12.00%                              6/11/13-5/12/14        14,000    1,323.75     18,489,375    18,532,500      1.27
Land O' Lakes, Inc., 8.00%, 09/24/21               7/9/15      $ 22,000,000      103.25     22,000,000    22,715,000      1.56
Sirius International Group Ltd., 7.51%         8/6/14-4/24/15  $ 25,000,000      102.50     26,480,164    25,625,000      1.76
                                                                                          ------------  ------------    -------
                                                                                          $113,558,289  $113,967,380      7.82%
                                                                                          ============  ============    =======

D. FUTURES CONTRACTS

The Fund purchases or sells (i.e. is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Fund did not hold any futures contracts as of July 31, 2015.

E. OPTION CONTRACTS

The Fund may purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           JULY 31, 2015 (UNAUDITED)

Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on futures contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on its Sub-Advisor's ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged. The Fund did not hold any options as of July 31, 2015.

F . SWAP AGREEMENTS

The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties ("Counterparties") on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum equity price risk to meet its future payments under swap agreements outstanding at July 31, 2015 is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset.

The Fund held interest rate swap agreements at July 31, 2015. An interest rate swap agreement involves the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           JULY 31, 2015 (UNAUDITED)

                           3. DERIVATIVE TRANSACTIONS

The average volume of interest rate swaps was $165,000,000 for the fiscal year to date period (November 1, 2014 to July 31, 2015).

For the fiscal year to date period (November 1, 2014 to July 31, 2015), the notional values of futures contracts opened and closed were $0 and $54,498,126, respectively.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  First Trust Intermediate Duration Preferred & Income Fund
             -----------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 22, 2015
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 22, 2015
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 22, 2015
     ---------------------

* Print the name and title of each signing officer under his or her signature.